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                                                                Exhibit 99.1



                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of The Goodyear Tire & Rubber Company, an Ohio corporation (the "Company"), hereby certifies with respect to the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "10-K Report") that to his knowledge:

     (1) the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   April 3, 2003        /s/ Robert J. Keegan
                           ----------------------------------------------------
                                            Robert J. Keegan,
                                     President and Chief Executive Officer
                                                   of
                                      The Goodyear Tire & Rubber Company



Dated:   April 3, 2003        /s/ Robert W. Tieken
                           ----------------------------------------------------
                                            Robert W. Tieken,
                           Executive Vice President and Chief Financial Officer
                                                   of
                                    The Goodyear Tire & Rubber Company


                           A signed original of this written statement required by Section 906 has been provided to The Goodyear Tire & Rubber Company and will be retained by The Goodyear Tire & Rubber Company and furnished to The Securities and Exchange Commission or its staff upon request.